(logo)

SCUDDER
New Europe
Fund, Inc.

Semiannual Report
April 30, 1998

A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of companies traded on smaller or emerging European markets, as well as companies likely to benefit from changes and developments throughout Europe.

(logo) Scudder New Europe Fund, Inc.
================================================================================
Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of companies traded on smaller or emerging European markets, as well as companies likely to benefit from changes and developments throughout Europe

Investment characteristics

o emphasis on "Specialized Investments," including equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings of their shares, (iii) government-owned or controlled European companies that are being privatized, (iv) smaller publicly-held European companies, and (v) companies and joint ventures based in Eastern Europe

o    a non-diversified closed-end investment company

o a convenient vehicle for participation in opportunities available in smaller and emerging European markets and that result from the dynamic changes affecting Europe

Contents
========================================================
In Brief                                               3
Letter to Shareholders                                 3
Investment Summary                                     7
Portfolio Summary                                      8
Investment Portfolio                                   9
Financial Statements                                  14
Financial Highlights                                  17
Notes to Financial Statements                         18
Report of Independent Accountants                     22
Investment Manager                                    23
Dividend Reinvestment and
   Cash Purchase Plan                                 24
Directors and Officers                                26


General Information
================================================================================
Executive offices

   Scudder New Europe Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend reinvestment plan agent

   First National Bank of Boston
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

   Telephone: 1-800-426-5523

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Willkie Farr & Gallagher

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- NEF

Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times (daily)


--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo) Scudder New Europe Fund, Inc.
In Brief
================================================================================

o Scudder New Europe Fund produced a strong total return of 50.65% based on market price over the six-month period ended April 30, 1998. The total return based on net asset value was 39.19%, outperforming the 29.07% return for the unmanaged MSCI Europe Index for the same period.

o The Fund continues to focus on smaller European companies with global franchises, niche players, and companies that benefit from structural change in lesser developed markets.

o The restructuring of the economic landscape in Europe took a momentous step forward at the end of the period, as 11 initial participants were confirmed for the first round of European Monetary Union (EMU), which will begin January 1, 1999.


(logo) Letter to Shareholders
================================================================================
Dear Shareholders:

     We are pleased to report on the performance of Scudder New Europe Fund over the most recent semiannual period. The Fund's share price on the New York Stock Exchange rose from $15.50 to $20.38 during the six months, for a total return of 50.65%. The Fund also provided a net asset value (NAV) return of 39.19% for the six months ended April 30, 1998, which compares favorably to the 29.07% return of the MSCI Europe Index over the same period. The $20.38 price of the shares on April 30, 1998, represented a 15.8% discount to the Fund's NAV.

     The steep climb of the European equity markets over the six months was remarkable. Technology companies performed well with outstanding individual stock price returns from software manufacturers Misys in the U.K. and long-standing holding SAP in Germany, up 91% and 67%, respectively, over the period. Performance was also boosted by a 138% increase in the share price of Altran, a French company outsourcing research and development capabilities to corporations wanting to accelerate their pace of research. In Portugal, the banking sector turned in excellent performance, led by Fund holdings Banco Portugues do Investimento and Banco Comercial Portugues. Appetite was also strong for Tele Pizza in Spain, which turned in a spectacular 109% for the six-month period.

Economic Upswing and Restructuring Boost European Markets

     European equity markets, having lagged the U.S. market for a number of years, are now moving ahead sharply. Both cyclical and structural factors have underpinned the recent movement in European share prices. Cyclically, continental Europe has been behind the United States in the economic cycle. In 1998, Europe is positioned to be the fastest growing major region in the world -- albeit at a moderate rate of 2.8-3.0%. Exports were the principal engine of continental European growth in 1997, profiting from the relative weakness of European currencies. Growth is now broadening out to other sectors of the continental economies. Consumer confidence is rising, capital spending is picking up, and unemployment is falling, although it remains at high levels throughout much of Europe. Fiscal policy -- a perennial drag in the run up to EMU (European Monetary Union) qualification is likely to be a neutral factor overall this year. Corporate profit growth -- despite the impact of Asia -- has been strong and is expected to continue to advance at a rate of 12-15% in aggregate into 1998. Equity markets have been buoyed by the combination of

(logo) Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
accelerating growth with low inflation as the convergence of European economies toward monetary union has allowed interest rates to remain low and to fall further in Portugal, Spain, and Italy.

     The cyclical dynamic driving European markets has been important. But the sweeping structural changes Europe is now undergoing are even more important as one assesses the potential for equity investors in these markets. Corporate restructuring along with merger and acquisition activity is continuing at an accelerating pace, pushed forward by EMU pressures as well as ever-tougher global competition. This activity is occurring across sectors -- banking and insurance, pharmaceuticals, media, chemicals, construction, defense, and the automotive industry. The momentum continues to build as corporations then need to respond to the transforming landscape.

     There are other positive aspects of the structural revolution taking place in Europe today. Improved corporate governance, higher disclosure standards with many companies moving to IAS or GAAP accounts along with a new recognition of the importance of shareholders should encourage the trend toward equity investing in Europe. There is a growing respect for the constructive use of shareholder capital and a new willingness of corporations to return it when appropriate. Governments are now being more supportive by moving toward dismantling the legal and tax barriers that have inhibited share buybacks in Europe. At the same time, there is a new-found interest on the part of European domestic investors in equity investments in order to boost their pension fund equity assets since public sector provisioning in the future will be inadequate to meet their retirement needs. Continental European equity markets are still underdeveloped relative to the size of their economic base.

     A significant step forward in the structural evolution of Europe took place at the end of this reporting period. Eleven initial participants were confirmed for the first wave of European Monetary Union which will commence on January 1, 1999. Bilateral rates have been initially established for conversion to the euro for Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Greece does not meet the criteria at this point and Denmark and Sweden are currently unwilling to participate. The U.K. government has stated its intention to remain outside EMU until after the next general election. Amid some controversy, positions for the new European Central Bank were also announced. The well respected central banker from the Netherlands, William Duisenberg was appointed as Chairman with the understanding he would cede his chair before the end of his term to Jean Claude Trichet of France. The Executive Board selected was widely acclaimed for its distinction, experience, and commitment to monetary discipline.

Focus on Niche Players with Global Outlooks

     The Fund uses its closed-end format to its best advantage by continuing to focus on smaller European companies with a global franchise, niche players, and companies benefiting from structural change in lesser developed markets.

     Over the past six months, we added to positions in Germany, where there is an increasing interest on the part of domestic investors in equities, boosted in part by the introduction of measures to deregulate and broaden the market. Boewe

(logo) Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
Systec is the European leader in paper management systems with a global market share of 20%. In a state-of-the-art facility, the company develops, manufactures and distributes products for a wide range of applications from processing computer printouts to mailings. A substantial R&D budget of 8-9% of sales, well above the industry average, gives the company a leading technological edge over the competition. Boewe Systec has targeted the important U.S. market as an area for expansion and has increased its sales force from 11 representatives in 1991 to over 100 today in order to service a full client base on a national scale. The company has strong earnings growth and a recurrent flow of revenues, given a high proportion of after-sales service activities. A stock option plan for senior management was recently introduced and Boewe Systec will probably be included in the mid-cap German MDAX index in March 1999.

     A second addition in Germany over the period was LHS, a company providing client/server customer care and billing software for telecommunications services carriers based on modular architecture customized to specific client needs. LHS currently has license agreements with 110 carriers supporting 12 million subscribers in 50 countries. The company's core customers are medium-sized operators who have recently migrated to client/server systems. Strong revenue growth will be driven by license fees tied to growth in subscribers, a better level of customization as carriers provide higher value-added services, and potential partnerships with large telecommunications equipment manufacturers such as Nokia and Ericsson, in addition to new carriers which have emerged in response to industry deregulation. Superior product architecture, in addition to explosive growth in cellular subscribers over the next three years, is expected to sustain strong earnings. LHS is listed on the Neuer Markt, established in 1997 for smaller companies exhibiting a strong growth profile.

     Given prospects for interest rate declines in Spain and a further uplift to an already buoyant economy, Adolfo Dominguez was added to the portfolio. Adolfo is a leading Spanish fashion retailer with a niche focus on designer clothes for men and women at affordable prices. Key to the success of the company is an efficient, vertically integrated system where design, production and distribution are supported by a chain of exclusive stores. Growth of 22% in sales and 21% in earnings will be driven by 20 new store openings a year, the launching of new product lines, and a booming consumer environment in Spain. The company is expanding internationally by building up exposure across Europe and exploring the possibility of new international markets. We believe that the simple, classical Adolfo "look" will continue to prove very successful in Spain and overseas.

     The Fund also expanded its geographic scope with first-time purchases in Greece, following its devaluation and currency link to the ERM (Exchange Rate Mechanism) in late March. The Greek government has committed itself to a program of privatization and reform with the intention of qualifying for EMU participation in 2001. Growth and restructuring in the financial sector is at an earlier stage in Greece and has the potential to achieve returns realized elsewhere in Europe. Alpha Credit Bank and National Bank of Greece were both added to the portfolio. Alpha Credit Bank, positioned in the private sector, is a highly profitable bank with strong operating income and a low cost structure. The National Bank of Greece was formerly operated as a semi-state entity with

(logo) Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================
negative repercussions on asset quality. In 1996, new management was put in place to enhance profitability and to transform the bank into a modern financial institution. Widespread restructuring has taken place with the introduction of extensive provisioning, improved risk controls, more effective cross-selling measures and the disposal of loss-making industrial holdings. The National Bank of Greece holds a leading position in the Greek financial services sector and management plans to leverage its extensive distribution network to increase penetration and regain market share in a higher growth environment. A further addition in Greece was fast-growing Delta Informatics, specializing in the development and maintenance of software applications for financial institutions.

Year 2000 Issue

     Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Developing Equity Culture in Europe Supports Outlook

     European markets have leapt forward at an impressive rate in recent months, reflecting positive cyclical and structural impulses. Consolidation and retracement can be anticipated as these rapid gains are digested. Concerns over the fallout from Asian trouble, a turn in interest rates, political concerns over upcoming elections in Germany, stalled reforms, U.S. market and/or dollar weakness are all factors which could weaken markets in the months ahead. Nevertheless, we believe investors in Europe will enjoy the prospect of substantial rewards over time as more competitive corporations embrace new values centered on generating returns for shareholders, thereby offering further encouragement to the developing European equity culture. We also believe that, after a considerable run-up in large-cap stocks, there will be a greater focus on smaller companies where we continue to find growth, quality and value.

Respectfully,

/s/Nicholas Bratt   /s/Daniel Pierce

Nicholas Bratt      Daniel Pierce
President           Chairman of the Board

SCUDDER NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF April 30, 1998
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   27.84        --       26.07         --       17.74        --
ONE YEAR          55.67     55.67       52.24      52.24       45.49     45.49
THREE YEARS      144.63     34.74      132.17      32.41      104.04     26.81
FIVE YEARS       165.30     21.55      182.83      23.11      171.58     22.10
LIFE OF FUND*    116.36      9.86      178.45      13.29      214.74     15.06

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1990*    1991    1992    1993    1994    1995    1996    1997    1998
                     ------------------------------------------------------------------------
NET ASSET VALUE...   $11.60   $10.26  $ 9.96  $ 9.90  $11.75  $12.06  $15.19  $18.24  $24.21
INCOME DIVIDENDS..   $   --   $  .47  $  .15  $  .08  $   --  $   --  $  .05  $  .06  $  .09
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --   $  .20  $  .15  $  .18  $   --  $   --  $   --  $   --  $ 2.10
TOTAL RETURN (%)..      .43    -4.98     .55    2.60   18.69    2.64   26.50   20.56   52.24

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Morgan Stanley Capital International (MSCI) Europe Index (14)

 * The Fund commenced operations on February 16, 1990. Index comparisons began on February 28, 1990.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER NEW EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF APRIL 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
Geographical breakdown of the Fund's equity securities

France                   14%
Germany                  14%
Italy                    11%
United Kingdom           11%
Portugal                 10%
Spain                    10%
Netherlands               7%
Poland                    5%
Switzerland               4%
Other                    14%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Financial                27%
Consumer Discretionary   12%
Service Industries       10%
Manufacturing            10%
Consumer Staples          9%
Durables                  8%
Technology                8%
Communications            6%
Construction              4%
Other                     6%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
 1.  MARSCHOLLEK LAUTENSCHLAEGER UND
     PARTNER AG Leading German
     independent life insurance company
 2.  GETRONICS NV Dutch provider of computer
     installation and maintenance services
 3.  PFEIFER VACUUM TECHNOLOGY AG
     Manufacturer of various pumps and
     vacuum systems in Germany
 4.  JERONIMO MARTINS S.A. Portuguese
     food producer and retailer
 5.  COMPANIA TELEFONICA NACIONAL DE
     ESPANA S.A. Telecommunication services
     in Spain
 6. TELE PIZZA, S.A. Operator of fast-food pizza restaurants in Spain, Portugal, Poland, Mexico and Chile
 7.  SAP AG Computer software manufacturer
     in Germany
 8.  COBHAM PLC Manufacturer of aerospace
     components in the United Kingdom
 9.  MEDIOLANUM SPA Life insurance company
     in Italy
10. PROVIDENT FINANCIAL PLC Insurance and personal credit company in the United Kingdom

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO AS OF APRIL 30, 1998


=========================================================================================================
---------------------------------------------------------------------------------------------------------
                                                                                Principal        Market
                                                                                Amount($)       Value($)
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.4%

UNITED STATES
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  4/30/98 at 5.5% to be repurchased at $12,886,969 on 5/1/98, collateralized by a $9,515,000 U.S. Treasury Bond, 9.25%,
  2/15/16 (Cost $12,885,000) .................................................  12,885,000     12,885,000
                                                                                               ----------
---------------------------------------------------------------------------------------------------------

COMMON STOCKS 96.6%
                                                                                    Shares
                                                                                    ------
AUSTRIA 0.6%
Schoeller-Bleckmann Oilfield Equipment* AG (Manufacturer of
  components for oil and gas drilling equipment) .............................      17,000      2,127,272
                                                                                               ----------
CZECH REPUBLIC 0.9%
Central European Media Enterprises Ltd. "A"* (Owner and
  operator of national and regional private commercial television
  stations in central Europe and Germany) ....................................     117,400      3,279,863
                                                                                               ----------
FINLAND 3.7%
Nokia AB Oy "A" (Manufacturer of telecommunication
  systems and equipment) .....................................................      95,600      6,430,907
Pohjola Insurance Co., Ltd. "B" (Insurance company) ..........................      76,000      4,218,459
TT Tieto Oy "B" (Manufacturer of computer software and
  outsourcer of computer services) ...........................................      17,700      3,253,168
                                                                                               ----------
                                                                                               13,902,534
                                                                                               ----------
FRANCE 13.8%
Accor SA (Catering, hotels, travel services) .................................      23,500      6,407,669
Alliance et Gestion Commerciale (Manufacturer and
  retailer of modular buildings) .............................................      26,500      2,733,322
Altran Technologies, SA (Engineering and consulting services
  for aerospace, telecommunications and electronics fields) ..................      40,800      6,509,266
Dassault Systemes SA (Computer aided design, manufacturing
  and engineering software products) .........................................     132,000      5,182,499
Dexia France (Municipal and local development financing) .....................      31,343      3,795,991
Entrelec Groupe SA* (Manufacturer of low-tension
  electric equipment) ........................................................      60,000      3,273,998
Essilor International SA (Manufacturer of various types of lenses,
  eyeglasses, contact lenses and optical measuring instruments) ..............      12,000      4,851,106
Genset SA* (DNA technology) ..................................................       7,636        703,767
Le Carbone-Lorraine (Manufacturer of industrial and technological
  systems and components) ....................................................      12,800      5,249,043
Leon de Bruxelles SA* (Operator of low cost family restaurants) ..............      38,000      4,014,307
Michelin "B" (Leading tire manufacturer) .....................................      37,581      2,368,897
Royal Canin SA (Producer of dry cat and dog food) ............................      35,000      2,112,460





The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO


=====================================================================================================
-----------------------------------------------------------------------------------------------------
                                                                                              Market
                                                                             Shares          Value($)
-----------------------------------------------------------------------------------------------------

Societe Industrielle de Transports Automobiles SA
  (Waste collection services) ............................................    6,290         1,371,850
Transgrene SA* (ADR) (Developer of gene therapy
  technologies) ..........................................................   30,427           547,686
Transiciel SA* (Developer of software for public services,
  finance and industry) ..................................................    7,520           663,051
Valeo SA (Automobile and truck components manufacturer) ..................   25,171         2,504,119
                                                                                           ----------
                                                                                           52,289,031
                                                                                           ----------
GERMANY 13.4%
Adidas-Salomon AG (Manufacturer of sport shoes, clothing
  and equipment) .........................................................   20,130         3,337,983
Boewe Systec AG (Manufacturer of automated paper
  management systems) ....................................................   64,000         2,996,488
Fresenius AG (Manufacturer and distributor of pharmaceutical
  and medical systems products) ..........................................   15,000         3,285,770
Fresenius AG (pfd.) ......................................................    1,666           399,762
LHS Group Inc.* (Client/server-based billing and customer
  care software and services) ............................................   23,000         2,839,585
Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading
  independent life insurance company) ....................................   54,250        21,151,483
Pfeifer Vacuum Technology AG* (ADR) (Manufacturer of various
  pumps and vacuum systems) ..............................................  130,000         9,213,750
SAP AG (pfd.) (Computer software manufacturer) ...........................   15,000         7,482,860
                                                                                           ----------
                                                                                           50,707,681
                                                                                           ----------

GREECE 2.3%
Alpha Credit Bank A.E. (Commercial bank) .................................   26,000         2,742,694
Delta Informatics SA (Corporate information services) ....................   79,000         3,016,131
National Bank of Greece SA (Full service bank) ...........................   17,500         3,078,967
                                                                                           ----------
                                                                                            8,837,792
                                                                                           ----------

HUNGARY 3.8%
Danubius Hotel & Spa* (Hotel operator) ...................................   60,000         1,466,120
Gedeon Richter Rt (Pharmaceutical company) ...............................    4,700           503,496
Gedeon Richter Rt (GDR) ..................................................   23,000         2,449,500
Graboplast Rt (Producer of home improvement materials, artificial
  leather and book bindings) .............................................   82,100         3,113,313
Graboplast Rt* (GDR) .....................................................   91,000           591,500
Magyar Olaj-es Gazipari Rt (Integrated domestic oil and gas company) .....   36,600         1,112,061
OTP Bank Rt (Savings and commercial bank) ................................   80,500         3,815,799
Pannonplast Rt (Manufacturer of plastic products from PVC,
  polypropylene, polyethylene and other raw materials) (b) ...............   30,331         1,286,765
                                                                                           ----------
                                                                                           14,338,554
                                                                                           ----------
IRELAND 0.0%
Elan Corp. PLC* (ADR) (Research and development of drug
  delivery technology) ...................................................    1,700           105,610
                                                                                           ----------



The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO


====================================================================================================
----------------------------------------------------------------------------------------------------
                                                                                             Market
                                                                            Shares          Value($)
----------------------------------------------------------------------------------------------------

ITALY 10.6%
Assicurazioni Generali SpA (Life and property insurance company) ........  110,888         3,336,625
Autogrill SpA (Operator of highway and self service restaurants
  and snack bars) .......................................................  310,000         2,135,095
Banca Carige SpA (Commercial bank) ......................................  125,000         1,185,536
Banca Popolare di Brescia SpA (Cooperative bank) ........................  391,000         5,959,861
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury
  watches and perfumes) .................................................  652,000         3,978,954
Gewiss SpA (Manufacturer of electrical components) ......................  200,000         4,922,799
La Rinascente SpA di Risparmio (Department store chain) .................  700,000         3,604,031
Luxottica Group SpA (ADR) (Manufacturer and marketer of eyeglasses) .....  250,000         4,171,875
Mediolanum SpA (Life insurance company) .................................  220,000         6,594,970
Telecom Italia SpA di Risparmio (Telecommunications, electronics,
  network construction) .................................................  825,000         4,350,072
                                                                                          ----------
                                                                                          40,239,818
                                                                                          ----------
NETHERLANDS 6.4%
Getronics NV (Provider of computer installation and
  maintenance services) .................................................  226,349        10,017,128
Kempen & Co. NV (Independent merchant bank) .............................   33,250         2,361,950
Nutreco Holding NV (Producer of livestock feed and nutrition) ...........  125,000         4,461,413
Otra NV (Wholesale distributor) .........................................  190,000         3,480,026
Qiagen NV* (ADR) (Biopharmaceutical company).............................   60,500         3,955,188
                                                                                          ----------
                                                                                          24,275,705
                                                                                          ----------
POLAND 4.4%
Amica SA* (Manufacturer of home appliances) .............................  112,990         2,012,629
Bank Rozwoju Eksportu SA (Export bank) ..................................   44,200         1,262,299
Bydgoska Fabryka Kabli SA* (Manufacturer of cables, wires and
  insulating materials) .................................................  320,000         2,977,182
Computerland Poland SA* (Provider of computer services and systems) .....  102,900         2,378,228
Debica S.A. "A" (Tire manufacturer) .....................................   93,400         2,378,655
ITI Group SA* (Telecommunication services) (b) ..........................   10,524         2,631,000
Mostostal Krakow SA (Heavy construction company) ........................  385,000         1,439,570
Zaklady Metali Lekkich Kety SA* (Manufacturer of aluminum casting alloys
  and products) .........................................................   88,000         1,632,269
                                                                                          ----------
                                                                                          16,711,832
                                                                                          ----------
PORTUGAL 9.9%
Banco Comercial Portugues (Commercial Bank) .............................  145,000         5,084,303
Banco Comercial Portugues* (New) (b) ....................................   28,676           975,335
Banco Portugues do Investimento (Bank) ..................................   99,800         4,639,463
Brisa-Auto Estradas de Portugal, SA (Builder and operator
  of motorways) .........................................................   36,500         1,617,415
Cimentos de Portugal SA (Manufacturer of cement, ready mix
  concrete and aggregates) ..............................................  150,000         5,548,336






The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO


==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                   Market
                                                                                  Shares          Value($)
----------------------------------------------------------------------------------------------------------

Jeronimo Martins SA (Food producer and retailer) ............................    192,996         9,024,389
Portugal Telecom SA (Telecommunication services) ............................    110,300         5,928,205
Semapa Cement SA (Cement producer) ..........................................    162,500         4,753,425
                                                                                                ----------
                                                                                                37,570,871
                                                                                                ----------
SLOVENIA 0.2%
BTC (GDR) (Property management) .............................................     95,000           593,750
                                                                                                ----------

SPAIN 9.7%
Adolfo Dominguez SA (Designer clothing retail chain) ........................     47,700         1,609,836
Aldeasa SA (Operator of airport duty-free shops) ............................     68,100         2,459,291
Banco Pastor SA (Registered) (Bank) .........................................     28,915         3,293,994
Banco Popular Espanol (Bank) ................................................     13,500         1,108,011
Baron de Ley, SA* (Wine producer) ...........................................    158,000         4,839,593
Compania Telefonica Nacional de Espana SA (Telecommunication services) ......     30,000         1,252,791
Compania Telefonica Nacional de Espana SA (New) (b) .........................      2,727           109,385
Compania Telefonica Nacional de Espana SA (ADR) .............................     54,000         6,746,625
Compania Telefonica Nacional de Espana SA (ADR) Rights* (expire 5/5/98) .....     54,000           121,500
Cortefiel, SA (Owns and operates various retail clothing stores) ............     76,000         1,801,445
Tabacalera, SA "A" (Manufacturer and distributor of tobacco products) .......    241,000         5,214,018
Tele Pizza, SA* (Operator of fast-food pizza restaurants in Spain,
  Portugal, Poland, Mexico and Chile) .......................................     56,634         8,143,694
                                                                                                ----------
                                                                                                36,700,183
                                                                                                ----------
SWEDEN 1.5%
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of
  cellular telephone equipment) .............................................    108,400         5,575,825
                                                                                                ----------

SWITZERLAND 4.2%
Adecco SA (Bearer) (Personnel and temporary employment company) .............     11,200         4,889,037
Baloise Holding Ltd. (Registered) (Multi-line insurance company) ............      2,700         6,251,116
Schweizerische Lebensversicherungs und Rentenanstalt AG (Bearer)
  (Global life insurance company) ...........................................      5,600         4,736,021
                                                                                                ----------
                                                                                                15,876,174
                                                                                                ----------
TURKEY 0.7%
Migros Turkey (Retailer) ....................................................  2,787,750         2,732,542
                                                                                                ----------
UNITED KINGDOM 10.5%
Avis Europe PLC (Car rental services) .......................................    375,000         1,448,976
Brake Brothers PLC (Specialist supplier of frozen foods to the
  catering industry) ........................................................    243,000         3,475,284
Cobham PLC (Manufacturer of aerospace components) ...........................    396,000         7,170,361
Compass Group PLC (International catering group) ............................    270,000         4,674,359




The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO


=====================================================================================================
-----------------------------------------------------------------------------------------------------
                                                                                              Market
                                                                             Shares          Value($)
-----------------------------------------------------------------------------------------------------

Hardy Oil & Gas PLC (Oil and gas exploration and development) ...........   560,000         2,220,007
Misys PLC (Software and hardware computer solutions, support and
  data services for various industries) .................................   128,870         6,197,373
Norwich Union PLC (Multi-line insurance company) ........................   379,800         2,838,164
Provident Financial* PLC (Personal finance group) .......................   392,716         6,562,390
Serco Group PLC (Facilities management company) .........................   265,000         5,243,838
                                                                                          -----------
                                                                                           39,830,752
                                                                                          -----------
TOTAL COMMON STOCKS (Cost $181,513,523) .................................                 365,695,789
                                                                                          -----------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO--100.0% (Cost $194,398,523)(a) ...............                 378,580,789
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

*     Non-income producing security

(a) The cost for federal income tax purposes was $196,374,094. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $182,206,695. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $183,719,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,512,470.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,002,485 (1.28% of net assets). These values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $3,671,504. These securities may also have certain restrictions as to resale.

Transactions in written call options on currencies during the six months ended April 30, 1998 were:

                                                PRINCIPAL AMOUNT
                                                     (000s)              PREMIUMS($)
                                                -----------------------------------
      Outstanding at
          October 31, 1997 ..................   FRF     196,000             617,400
          Contracts written .................   FRF          --                  --
          Contracts closed ..................   FRF    (196,000)           (617,400)
                                                -----------------------------------
      Outstanding at
          April 30, 1998 ....................   FRF          --                  --
                                                       ========            ========

 Currency Abbreviations: FRF French Franc



The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS


=====================================================================================
-------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
-------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $194,398,523) ................   $378,580,789
Cash .................................................................            885
Foreign currency holdings, at market (identified cost $74,580) .......         74,708
Receivable for investments sold ......................................     13,460,797
Dividends and interest receivable ....................................        365,325
Foreign taxes recoverable ............................................        183,406
Other assets .........................................................          3,016
                                                                         ------------
Total assets .........................................................    392,668,926
                                                                         ------------

LIABILITIES
Payable for investments purchased ....................................      1,700,908
Accrued management fee ...............................................        371,656
Other payables and accrued expenses ..................................        167,695
                                                                         ------------
Total liabilities ....................................................      2,240,259
                                                                         ------------
Net assets, at market value ..........................................   $390,428,667
                                                                         ============
NET ASSETS

Net assets consist of:
Accumulated distributions in excess of net investment
   income ............................................................     (2,662,334)
Unrealized appreciation (depreciation) on:
   Investments .......................................................    184,182,266
   Foreign currency related transactions .............................        (22,569)
Accumulated net realized gain (loss) .................................     27,998,248
Paid-in capital ......................................................    180,933,056
                                                                         ------------
Net assets, at market value ..........................................   $390,428,667
                                                                         ============
NET ASSET VALUE per share ($390,428,667 / 16,124,566 shares
   of common stock issued and outstanding, $.01 par value,
   100,000,000 shares authorized) ....................................         $24.21
                                                                               ======




The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------------


[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS


======================================================================================
--------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $194,241) ..................  $  1,318,688
Interest ...............................................................       448,726
                                                                          ------------
                                                                             1,767,414
                                                                          ------------
Expenses:
Management fee .........................................................     1,937,596
Custodian and accounting fees ..........................................       296,945
Directors' fees and expenses ...........................................        73,255
Reports to shareholders ................................................        33,711
Auditing ...............................................................        37,460
Services to shareholders ...............................................        17,687
Legal ..................................................................         6,661
Other ..................................................................        19,370
                                                                          ------------
                                                                             2,422,685
                                                                          ------------
Net investment income (loss) ...........................................      (655,271)
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments ............................................................    28,235,151
Written options ........................................................       (50,764)
Foreign currency related transactions ..................................       (49,175)
                                                                          ------------
                                                                            28,135,212
                                                                          ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ............................................................    75,785,392
Written options ........................................................       986,497
Foreign currency related transactions ..................................       (21,168)
                                                                          ------------
                                                                            76,750,721
                                                                          ------------
Net gain (loss) on investment transactions .............................   104,885,933
                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........  $104,230,662
                                                                          ============







The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------------


[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS


====================================================================================================
----------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS
                                                                           ENDED          YEAR ENDED
                                                                         APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                          1998              1997
----------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss) .......................................    $   (655,271)   $    (99,311)
Net realized gain (loss) from investment transactions ..............      28,135,212      38,325,303
Net unrealized appreciation (depreciation) on investment
   transactions during the period ..................................      76,750,721      16,585,461
                                                                        ------------    ------------
Net increase (decrease) in net assets resulting from operations ....     104,230,662      54,811,453
                                                                        ------------    ------------
Distributions to shareholders from:
   Net investment income ...........................................      (1,444,424)       (962,847)
                                                                        ------------    ------------
   Net realized gains from investment transactions .................     (33,783,456)             --
                                                                        ------------    ------------
Fund shares transactions:
   Reinvestment of distributions....................................       1,132,492          26,057
                                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ..................................      70,135,274      53,874,663
Net assets at beginning of period ..................................     320,293,393     266,418,730
                                                                        ------------    ------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in excess of net investment income of $2,662,334 and
   $562,639, respectively) .........................................    $390,428,667    $320,293,393
                                                                        ============    ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ..........................      16,049,224      16,047,487
Shares issued to shareholders in reinvestment of distributions .....          75,342           1,737
                                                                        ------------    ------------
Shares outstanding at end of period ................................      16,124,566      16,049,224
                                                                        ============    ============


The accompanying notes are an integral part of the financial statements.
----------------------------------------------------------------------------------------------------

[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS


===============================================================================================================
---------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                  YEARS ENDED OCTOBER 31,
                                                APRIL 30,     -------------------------------------------------
                                                  1998        1997       1996       1995       1994        1993
---------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........  $19.96      $16.60     $13.24     $11.61    $ 10.72     $ 9.12
                                                 ------      ------     ------     ------    -------     ------
Income from investment operations:
Net investment income (loss) (a) ..............    (.04)       (.01)       .05        .05        .02        .03
Net realized and unrealized gain (loss)
  on investment transactions ..................    6.48        3.43       3.36       1.58        .87       1.83
                                                 ------      ------     ------     ------    -------     ------

Total from investment operations ..............    6.44        3.42       3.41       1.63        .89       1.86
                                                 ------      ------     ------     ------    -------     ------
Less distributions from:
Net investment income .........................    (.09)       (.06)      (.05)        --         --       (.08)
Net realized gains on investment transactions..   (2.10)         --         --         --         --       (.18)
                                                 ------      ------     ------     ------    -------     -----

Total distributions ...........................   (2.19)       (.06)      (.05)        --         --       (.26)
                                                 ------      -----      -----      ------    -------     -----
Net asset value, end of period ................  $24.21      $19.96     $16.60     $13.24    $ 11.61     $10.72
                                                 ======      ======     ======     ======    =======     ======
Market value, end of period ...................  $20.38      $15.50     $14.00     $10.25    $  9.75     $10.25
                                                 ======      ======     ======     ======    =======     ======
TOTAL RETURN
Per share market value (%) ....................   50.65**     11.16      37.18       5.13      (4.88)     28.25
Per share net asset value (%) (b) .............   39.19**     20.66      25.92      14.04       8.30      21.33
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ........     390         320        266        213        186        172
Ratio of operating expenses to average
  net assets (%) ..............................    1.44*       1.49       1.51       1.62       1.67       1.72
Ratio of net investment income (loss) to
  average net assets (%) ......................    (.39)*      (.03)       .31        .39        .20        .33
Portfolio turnover rate (%) ...................    36.4*       44.7       35.3       32.4       43.2       32.7
Average commission rate paid (c) ..............  $.0718      $.0453     $.0463         --         --         --


*    Annualized
**   Not annualized
(a)  Based on monthly average shares outstanding during the period.
(b)  Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c)  Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
---------------------------------------------------------------------------------------------------------------

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund held put options and written call options on currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
--------------------------------------------------------------------------------

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
--------------------------------------------------------------------------------

date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes, and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $58,806,065 and $88,970,829, respectively.

C. RELATED PARTIES
   ---------------

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Advisory, Management and Administration Agreement with Scudder. However, a new Investment Advisory, Management and Administration Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
--------------------------------------------------------------------------------

Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Advisory, Management and Administration Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Fund's Management Agreement with Scudder Kemper, the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, computed and accrued daily and payable monthly. For the six months ended April 30, 1998, the fee pursuant to the agreements aggregated $1,937,596 which was equivalent to an annualized rate of 1.15% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $95,796 of which $17,730 is unpaid at April 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 1998.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $73,255.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW EUROPE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Europe Fund, Inc., including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998 and for each of the five years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Europe Fund, Inc. as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998 and for each of the five years in the period ended October 31, 1997 in conformity with generally accepted accounting principles.


                                             COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
June 8, 1998

(logo) Scudder New Europe Fund, Inc.
Investment Manager
================================================================================
Investment Manager

     The investment manager of Scudder New Europe Fund, Inc. is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include thirteen other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder Spain and Portugal Fund, Inc.

(logo) Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Participation in the Plan

   If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash

(logo) Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

(logo) Scudder New Europe Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

LADISLAS O. RICE
    Director

CAROL L. FRANKLIN*
    Vice President

JOAN R. GREGORY*
    Vice President

JERARD K. HARTMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President, Treasurer and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary


* Scudder Kemper Investments, Inc.